Exhibit 99.1

NEW DOW PRE-SPIN INVESTOR ROADSHOW March 2019

SPIN-OFF OVERVIEW Key Items When-Issued: DOW WI Ticker Regular Way: DOW Exchange NYSE Distribution Ratio 1 share of Dow Inc. for every 3 shares of DowDuPont Inc. When-Issued Trading Begins March 20, 2019 Record Date March 21, 2019 Distribution Date April 1, 2019 “Regular Way” Trading Begins April 2, 2019

NEW DOW: A COMPELLING INVESTMENT OPPORTUNITY HIGHER EARNINGS & CASH FLOW HIGHER VALUE • Reduced cost structure • Greater financial & capital discipline • Suite of low-risk growth projects • Streamlined, focused portfolio • Cycle discipline • Lower volatility vs. peers • Lower capex • Higher ROIC • Higher EBITDA-to-CFFO conversion • Higher free cash flow $2B to $3B Near-Term $3B to $4B Near-Term >13% ROIC Attractive Shareholder EBITDA Upside FCF Upside Target Across the Cycle Returns vs. FY18 vs. FY18

NEW DOW: A COMPELLING INVESTMENT OPPORTUNITY

Low-risk, profitable business growth – in our control Accelerated bottom-line growth with synergies & productivity	$2B to $3B	Near-Term EBITDA Upside vs. FY18
Path to sustainably higher ROIC across the cycle	>13%	ROIC Target Across the Cycle
Better earnings-to-cash flow conversion	~90%	EBITDA to CFFO Conv. Target
Attractive shareholder remuneration	~65%	~45% LT Dividend Payout Target Total Remun. Target: ~65% of Op. N.I.
Strong and flexible capital structure through the cycle	2.5x – 3.0x	Adj. Gross Debt to EBITDA Target Across the Cycle

All Squarely Focused on Maximizing Shareholder Value

DOW

4

NEAR-TERM PRIORITIES PROFITABLE DISCIPLINED CAPITAL LOW-COST BEST OWNER GROWTH ALLOCATION OPERATING MODEL MINDSET Capitalize on growth and Prioritize lower-risk, faster- Achieve best-in-class Implement most value-value-add materials science payback projects, with cost structures creating strategies opportunities capex ≤ D&A Enhance customer-centricity Maintain and improve Deliver cost synergy run-rate and speed of innovation leadership positions in Culture of benchmarking by end of 1Q19 ($1.365B) through ‘Digital Dow’ core markets Complete USGC Reach next level of Enhanced disclosure Higher ROIC, FCF & returns investments; advance next productivity through (capacities, market-based to shareholders brownfield increments ‘Digital Dow’ transfer pricing) Separate and Spin – April 1, 2019

NEW DOW IS A BETTER AND STRONGER COMPANY • Focused, streamlined and resilient portfolio • Significant earnings growth drivers in place today • Disciplined returns-driven approach to capital allocation • Industry-leading low-cost, low-risk profile • Favorable fundamentals in our core value chains • Points of differentiation New Dow is Uniquely Positioned to Maximize Shareholder Value Through the Cycle

STREAMLINED AND FOCUSED BUSINESS PORTFOLIO

MORE FOCUSED PORTFOLIO COMPOSITION

RE-ALIGNED BUSINESSES

- Ag
- Electronic Materials
- Water
- Microbial Control
- Food & Pharma
- Auto Adhesives
- Building Solutions
- Silicones (aligned with SpecCo market verticals)
- Hemlock JV

>$12B Sales

DIVESTED BUSINESSES

- Chlor-Alkali (Americas)
- Epoxy
- Chlorinated Organics
- Angus Chemical
- Sodium Borohydride
- AgroFresh

~$2B Sales



Old Dow
(2015)(1)
New Dow
(2018)(2)

Packaging & Specialty Plastics | Industrial Intermediates & Infrastructure | Performance Materials & Coatings

RETAINED BUSINESSES

- Home & Personal Care
- Coatings & Monomers
- Polyurethanes (incl. Europe CAV, Construction Chemicals)
- Industrial Solutions
- Packaging & Specialty Plastics
- Hydrocarbons & Energy

ACQUIRED OR RE-ALIGNED BUSINESSES

- Silicones (aligned with MatCo market verticals)
- DuPont ethylene co-polymers

~$5B Sales

- Focused, singular business model
- Streamlining overhead through cost synergies and productivity
- Reducing layers and complexity
- Lower, more focused SG&A, R&D and capex spending
- Attractive, lower-risk growth opportunities

New Dow has the right portfolio to drive superior TSR performance

(1) FY 2015 data is based on reported Op. EBITDA, excluding Corporate
(2) Source: Dow Holdings Inc. Amendment #3 to the Form 10 filed on 2/12/2019

7

POWERFUL SCALE AND LEADING POSITIONS

	PERFORMANCE MATERIALS & COATINGS		INDUSTRIAL INTERMEDIATES & INFRASTRUCTURE		PACKAGING & SPECIALTY PLASTICS	
	Consumer Solutions	Coatings & Performance Monomers	Polyurethanes & CAV	Industrial Solutions	Packaging and Specialty Plastics	Hydrocarbons & Energy

GLOBAL SCALE & REACH

Pro Forma 2018 Net Sales[1]


LAA
APAC
~$6B
U.S. & Canada
EMEAI


LAA
APAC
~$4B
EMEAI
U.S. & Canada


LAA
APAC
~$10B
U.S. & Canada
EMEAI


LAA
APAC
~$5B
EMEAI
U.S. & Canada


LAA
APAC
~$17B
U.S. & Canada
EMEAI


APAC
LAA
~$7B
EMEAI
U.S. & Canada

PROFIT MIX

Pro Forma 2018 Op. EBITDA[1]


Coatings & Performance Monomers
~$2.2B
Consumer Solutions


Eq. Earnings
Industrial Solutions (ex-eq. earnings)
~$2.6B
Polyurethanes & CAV (ex-eq. earnings)


Eq. Earnings
~$4.9B
Packaging and Specialty Plastics (ex-eq. earnings)

APPLICATIONS & END USES

~$50B Addressable Applications		~$100B Addressable Applications		~$200B Addressable Applications
Personal and home care, high-performance building, advanced assembly, release liners and tapes	Architectural paint, protective and functional coatings, traffic and road marking, metal, leather, paper	Insulation, furniture and bedding, footwear, infrastructure applications	Solvents, lubricants, surfactants, heat transfer fluids, energy, life sciences, consumer applications	Flexible and rigid packaging for food and consumer, health and hygiene, artificial turf, pressure pipe and power/telecom transmission applications

DOW

8

(1) Source: Dow Holdings Inc. Amendment #3 to the Form 10 filed on 2/12/2019

WELL-POSITIONED TO OUTPERFORM DRIVERS OF UPSIDE LEVERAGE DRIVERS OF DOWNSIDE RESILIENCE Lower-risk portfolio with reduced volatility – product Focused portfolio, aligned to growing market & process differentiation, market/application verticals participation, global reach, vertical integration Suite of low-risk growth projects Multiple growth levers in place today – in our control Improved operating leverage as a result of reduced Further near-term cost reductions – cost synergies cost structure and stranded cost removal Strong balance sheet, leading dividend and Financial and capital discipline; cycle discipline opportunistic share repurchases Differentiated Portfolio With Upside Leverage And Downside Resilience

FY18 PERFORMANCE HIGHLIGHTS OUR STRONGER RESILIENCE VS. PEERS(1) (3) FY18 Revenue & Volume Growth(1) FY18 Capex / D&A (%) Revenue Growth 11% Volume Growth Peer Average: 106% 6% Rev Peer Average: 7% 76% Vol Peer Average: 4% Peer 1* Peer 2* DWDP MatCo Peer 3 Peer 4 Peer 5 Peer 6 DWDP MatCo Peer 6 Peer 3 Peer 2 Peer 4 Peer 5 Peer 1 * Includes additional revenue from acquisitions FY18 Op. EBITDA Growth(2) FY18 Op. EBITDA Margin Change (bps)(1,2) 10% (23) Peer Average: (171) bps Peer Average: (2)% Peer 2 DWDP MatCo Peer 3 Peer 5 Peer 1 Peer 6 Peer 4 Peer 2 DWDP MatCo Peer 5 Peer 3 Peer 6 Peer 1 Peer 4 Source: DowDuPont’s Materials Science Division as reported in the 2018 10-K, filed on 2/11/2019; Company reports, FactSet; peers include: BASF, Covestro, Eastman, Huntsman LyondellBasell, and Wacker (1) BASF revenue based on December pre-announcement; Covestro revenue based on consensus estimate (2) BASF and Covestro EBITDA estimated based on pre-announcement in December 2018 (3) BASF and Covestro are 3Q17 TTM figures; BASF capex based on company guidance

NEW DOW IS A BETTER AND STRONGER COMPANY • Focused, streamlined and resilient portfolio • Significant earnings growth drivers in place today • Disciplined returns-driven approach to capital allocation • Industry-leading low-cost, low-risk profile • Favorable fundamentals in our core value chains • Points of differentiation New Dow is Uniquely Positioned to Maximize Shareholder Value Through the Cycle

IDIOSYNCRATIC DRIVERS PROVIDE EARNINGS UPSIDE POTENTIAL MULTIPLE VALUE LEVERS DIRECTLY IN OUR CONTROL… …WITH INCREMENTAL UPSIDE $200MM-$600MM- $400MM • JV improvements – MEGlobal USGC $1,100MM capacity add; Sadara ramp, product $200MM- mix improvements, debt restructure $350MM ~$500MM • Continuous productivity to at least ~$300MM $9.1B WAVE 2 offset cost inflation WAVE 1 GROWTH LEVERS(3) GROWTH COST LEVERS LEVERS(2) • Global demand growth 2019 – 2020 2021 – 2023 FY18 (1) Stranded Cost Remaining Cost Incr. ‘Wave 1’ ‘Wave 2’ P&SP Incr. Growth • ~$900MM of JV EBITDA in excess of Op. EBITDA Removal Synergies USGC Adds Investments Dow’s equity earnings in FY 2018 (Form 10) Capacity Adds (~1,400 KTA) (silicones, PU, (~600 KTA) EO derivs.) Levers Drive Our Earnings Growth, Dampen Volatility & Enhance Productivity (1) Source: Dow Holdings Inc. Amendment #3 to the Form 10 filed on 2/12/2019 (2) Incremental ‘Wave 1’ capacity adds evaluated at 2016-2019 forecast margin per IHS-Markit data/forecast as of early-Feb 2019; assumes an 87% operating rate. (3) ‘Wave 2’ P&SP capacity adds evaluated at average margins in 2016-2018 per IHS-Markit data as of early-Feb 2019; assumes an 87% operating rate.

CONTINUED COST REDUCTIONS DRIVE BOTTOM-LINE GROWTH

DOW'S CUMULATIVE COST SYNERGY SAVINGS



Defined plans in place; expect ~75% of savings to be realized in 2019
~$300MM
~$500MM
>$850MM
>$650MM
>$450MM
>$250MM
>$100MM
4Q17
1Q18
2Q18
3Q18
4Q18
Remaining Cost Synergy Savings
Stranded Cost Removal

COST SYNERGY SAVINGS BREAKDOWN



SG&A and R&D
20%
INCOME STATEMENT BREAKDOWN(1)
COGS
80%
Variable Cost
25%
FIXED / VARIABLE BREAKDOWN(1)
Headcount & Fixed Cost
75%

(1) Percentages apply to the >$850MM of cumulative cost synergy savings since merger close

Enhanced Op. Model Underpinned by Structural Cost Reductions & Streamlined Operations

13

NEW DOW IS A BETTER AND STRONGER COMPANY • Focused, streamlined and resilient portfolio • Significant earnings growth drivers in place today • Disciplined returns-driven approach to capital allocation • Industry-leading low-cost, low-risk profile • Favorable fundamentals in our core value chains • Points of differentiation New Dow is Uniquely Positioned to Maximize Shareholder Value Through the Cycle

NEW DOW’S DISCIPLINED CAPITAL ALLOCATION FRAMEWORK CREDIT GROWTH DIVIDEND SHARE PROFILE INVESTMENTS POLICY REPURCHASES • Strong investment-grade • Lower-risk capex spending • Industry-leading long-term • Share repurchases are a credit profile across the payout ratio target across consistent part of ongoing • Near-term capex ≤ D&A, cycle the cycle of ~45% of capital deployment with target IRR > 13% Operating Net Income • Target adj. gross debt to • Combined with dividend, • R&D spend of ≤ 2% of EBITDA(1) of 2.5x – 3.0x Sales • Grow dividend as earnings targeting total shareholder across the cycle and FCF expand remuneration of ~65% of Operating Net Income Maximize Shareholder Returns While Minimizing Risk (1) Based on rating agency adjustments.

DELIVERING OUR TARGET CAPITAL STRUCTURE

	Year-End 2018	At Spin	Operating Target
Cash Balance(1)	~$5B	~$3B	~$3B
Financial Debt(2)	~$20B	~$18B	~$16B
Net Debt(2)	~$15B	~$15B	~$13B

Target Adjusted Gross Debt(3) to EBITDA Across the Cycle of 2.5x – 3.0x

(1) Year-end 2018 cash balance reflects the expected cash contribution from DowDuPont of $2,024 million.
(2) Excludes operating leases.
(3) Adjustments to gross debt include unfunded pension and OPEB liabilities, proportionate share of JV debt, operating leases and unamortized debt discount.

DOW

16

A STRONG & FLEXIBLE BALANCE SHEET ~$12B OF LIQUIDITY AT YEAR-END 2018 MANAGEABLE DEBT MATURITY PROFILE We plan to: • Extend ~$2.5B of term Cash & Cash loan to 12/2021 Equivalents • Pay down ~$2B with de-Revolver leveraging payment $2.7B $2.5 $5B billions $    $2.0 $1.8 $1.7 $1.5 $0.3 $0.5 Committed 2019 2020 2021 2022 2023 A/R Securitization RECENT LIABILITY MGMT ACTIONS COMPLETED $1.3B ï,§ Renewed revolving credit facility ($5B; 5 years to 2023) Bilateral Linesï,§ Returned to capital markets with $2B debt issue in Nov 2018 $2.5Bï,§ Tendered for and exercised make-whole call for May 2019 8.55% (~$1.4B committed) maturities ($2.1B) ï,§ On track to reduce interest expense ~$100MM in 2019 vs. 2018 Positioned to maintain strong investment grade credit rating across the cycle

DISCIPLINED GROWTH INVESTMENTS *WITH* LOWER RISK


CAPEX PROFILE
~$4B/year
$3.9B
$2.5B
D&A: ~$2.8B/year
Avg IRR: >13%
Avg IRR: 10-13%
Preservative / License to Operate
2014 - 2016(1) Avg
2017(1)
2018(1)
2019 - 2021 (New Dow)
Maint, Regulatory & Turnaround
Large Growth Investments
Incremental Growth

Drive rigorous, criteria-based prioritization

- Hold capex budget ≤ D&A; near-term target of ~$2.8B or less per year for at least the next 3 years
- Lower risk and lower capital intensity
- Project timing aligned to take advantage of economic / product cycles
- IRR > 13%, faster payback that improves FCF
- Maintenance, mandatory and reliability capex of ~$1B/year

Driving ROIC higher by shifting capex profile

(1) Source: The Dow Chemical Company 10-K filings – Consolidated Statements of Cash Flows – Capital Expenditures and investments in and loans to nonconsolidated affiliates

18

TARGETED LEVERS TO DRIVE HIGHER EBITDA-TO-CFFO CONVERSION

Lever	Action	CASH FLOW OPPORTUNITY *(vs. 2018)*
Merger-Related Costs	Reduce integration, separation and restructuring costs	~$1B
Net Working Capital	Drive net working capital efficiency	~$100MM for every 1 day improvement
Pension Contributions	Reduced voluntary contributions as rates rise	Up to ~$200MM
Interest Expense	De-leveraging, opportunistic re-financing	~$100MM
Corporate Improvements	Further global tax optimization, cash from JVs	

19

STRONG FINANCIAL POSITION ENABLES LEADING SHAREHOLDER REMUNERATION

DIVIDEND PAYOUT RATIO (2013-2017 AVG)


45%
S&P Chems (2013-2017 Avg)(1): 41%
DOW
ACROSS THE CYCLE
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6

Dividend Policy

- Targeting industry-leading long-term dividend payout ratio across the cycle of ~45% of Op. Net Income
- Provides attractive dividend *and* profitable growth
- Grow dividend over time with Op. Net Income and free cash flow

Intentions at Spin

- Initial annual dividend payout of ~$2.1B
- ~750MM shares, assuming a distribution ratio of 1:3 (i.e., 1 share of DOW for every 3 shares of DWDP)(2)
- Leading dividend payout provides solid shareholder return and reflects capital discipline
- $3B open market share repurchase program at spin

Target ~65% of Operating Net Income in shareholder remuneration across the cycle

(1) Source: Bloomberg; peers include: Celanese, Eastman, Ecolab, LyondellBasell, PPG and Westlake
(2) Subject to approval by DowDuPont Inc. Board of Directors

20

OUR FINANCIAL GOALS & COMPENSATION ARE ALIGNED WITH SHAREHOLDERS Disciplined capital allocation and strong credit profile across the cycle LEADERSHIP COMPENSATION Management Operating return on invested capital > 13% METRICS incentives squarely • ROIC aligned with • Relative TSR Grow bottom-line faster than top-line shareholders • EBIT Growth • Cash Flow (2020+)(1) Cash flow conversion of ~90%    (1) The Materials Advisory Committee has endorsed adding a cash flow metric for management compensation beginning in 2020 – new Dow’s first full year of operation.

NEW DOW IS A BETTER AND STRONGER COMPANY • Focused, streamlined and resilient portfolio • Significant earnings growth drivers in place today • Disciplined returns-driven approach to capital allocation • Industry-leading low-cost, low-risk profile • Favorable fundamentals in our core value chains • Points of differentiation New Dow is Uniquely Positioned to Maximize Shareholder Value Through the Cycle

LOCATION AND INTEGRATION DRIVE COMPETITIVE ADVANTAGE DOW’S STRATEGY REMAINS BEING 2017 GLOBAL CASH COST CURVE(1) PREDOMINANTLY INTEGRATED ON ETHYLENE $800 $600 USD/MT Asia    Dow Europe Pacific Cost, Latin 68% America Dow Latin U.S. pricing $400 Europe America tracks spot; Cash EUR pricing Dow North tracks contract America $200 North 14% Ethylene Middle East/ America Africa 10% 8% $0 Ethylene P&SP EO Derivatives Fenceline Current 0 60 120 180 Capacity Derivative & Other Customers Ethylene Ethylene Capacity, MM Ton Consumption Consumption Consumption Length • Global ethylene market is relatively balanced on a regional basis today, with some length in the USGC • Dow’s ethylene length is ~1,100 KTA today, primarily driven by length • World needs 3-4 world-scale(2) ethylene crackers per year to meet in Europe (~500 KTA) and Sabine, Texas (~375 KTA) growing global demand; expect ~90% operating rates through 2022 • Announced derivative expansions and ongoing growth will fully • Large majority of announced adds are at the high end of the cost consume this length by ~2022 curve (poor economics at current margins) (1) Source: Dow, IHS-Markit; regional averages represent the industry, excluding Dow; Dow data points are wholly-owned assets. (2) Assumes world-scale ethylene cracker capacity is 1,500 KTA.

GLOBAL POLYETHYLENE SUPPLY / DEMAND REMAINS FAVORABLE KEY TAKEAWAYS GLOBAL POLYETHYLENE SUPPLY / DEMAND(1) • Polyethylene is a global product category, with demand growing at 160 Estimated 200-300 bps 100 ~1.4x global GDP improvement in 140 operating rate • Strong operating rates and growing Tons) 90 middle class demand will lead to    % 120 tighter supply/demand balances Metric    Rate, • First wave of North America industry (MM 100 80 investments nearly complete; second wave will slip into 2021+ 80 Operating • APAC is the fastest growing region 70 and will continue to be a net importer Polyethylene 60 despite new regional investment 40 60 • North America and Middle East will 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 continue to be low-cost producers and Demand Capacity Industry Operating Rate (%) net exporters World needs >8 world-scale(2) PE plants per year (>4MMTA) to meet growing global demand (1) Demand source: IHS-Markit; capacity source: Dow. (2) Assumes world-scale polyethylene facility capacity is 500 KTA.

POLYURETHANES INDUSTRY FUNDAMENTALS REMAIN FAVORABLE MDI & PO TRENDS FAVORABLE IN THE NEAR-TERM KEY DIFFERENTIATORS OF DOW’S PORTFOLIO + • All PU components projected to grow at 1.0-1.5x + • As #1 global producer(1) of PO, Dow is well-positioned to global GDP in the near-term benefit from favorable industry fundamentals + • Expect PO industry rates to remain stable until 2020 + • Merchant MDI exposure is significantly lower than on limited supply additions competitors; Dow’s only TDI exposure is through Sadara + • Faster than market growth (2-3x GDP) since Systems + • Announced MDI capacity expansions expected to strategy implemented in 2014 match demand through at least 2021—+ • Adjacent material platforms (e.g., silicones, acrylics, • Industry TDI rates expected to remain depressed as ethylene) enhance Systems formulations near-term expansions will exceed demand growth OPPORTUNITY TO FURTHER UPGRADE PORTFOLIO 95% Industry Operating Rates(1) Typical Op. EBITDA Margin Range (ex-equity earnings) 90% Sys & Perf Polyols 85% PO/PG 80% Isocyanates Reflects fly-up Foundational Polyols margins 75% MDI PO 0% 5% 10% 15% 20% 25% 70% 2010 2012 2014 2016 2018 2020 DWDP MatCo 2018 Op. EBITDA Margin % (1) Source: Dow, ICIS, IHS-Markit.

SILOXANES & SILICONES FUNDAMENTALS REMAIN ROBUST HIGH OPERATING RATE PROJECTED FOR THE NEAR-TERM • Above-GDP growth projected in the near-term GLOBAL SUPPLY & DEMAND(1, 2, 3) • Attractive sector with addressable market segment >$20B and balanced supply/demand fundamentals 3,000 100% • China consumption projected to grow the fastest at 7.5% CAGR (2016-2021) 90% 2,500 2,600 • Operating rates expected to remain high in the near- Kt 80% term 70% 2,000 2,100 (KT) Kt 60% • Dow’s sources of differentiation 1,500 50% Utilization • Largest global producer(1) 40% • Lowest cost position in each of our regions Volume 1,000 Demand 30% Asset • Capability to optimize margins, driven by innovation 20% 500 Global • Downstream differentiated hybrid solutions 10% 0 0% • Digital capabilities (E2E platform) 2016 2017 2018 2019 2020 2021 Asset Utilization Global Capacity More Stable Returns With Higher Margins (1) Source: April, 28 2017 IHS Silicones Chemical Economics Handbook. (2) Source: Citi Research Report on Wacker, August, 2018. (3) Source: Shin-Etsu Capacity Announcement, September 3, 2018.

SEGMENT LEVEL MODELING CONSIDERATIONS

	Volume Growth (vs. Global GDP)	Historical Op. EBITDA Margins[(1)] (DOW = 4Q18 Margin)	Near-Term Drivers
Performance Materials & Coatings	~1.5x	16% – 23%	• Coatings & Performance Monomers margins have upside potential of 500 bps, driven by improvement plan • Several incremental siloxane debottleneck and efficiency improvement projects over next 3 years
Industrial Intermediates & Infrastructure	~1.2x - 1.3x	15% – 19%	• Polyurethanes has potential to deliver >200 bps improvement in EBITDA margin in the near-term • Phased growth investments in Industrial Solutions carry high-return and faster payback
Packaging & Specialty Plastics	~1.4x - 1.5x	19% – 26%	• 'Wave 1' investments contribute incremental ~600 kta of capacity in 2019 • 'Wave 2' global investments add 1,400 kta of capacity in the near-term

(1) Source: DWDP 10-K 2016 – 2018 & Dow 10-K 2014-2015; Op. EBITDA margins range observed over the 2014-2018 timeframe for the Industrial Intermediates & Infrastructure and Packaging & Specialty Plastics segments; Op. EBITDA margins range observed over the 2016-2018 timeframe for the Performance Materials & Coatings segment.

DOW

27

NEW DOW IS A BETTER AND STRONGER COMPANY • Focused, streamlined and resilient portfolio • Significant earnings growth drivers in place today • Disciplined returns-driven approach to capital allocation • Industry-leading low-cost, low-risk profile • Favorable fundamentals in our core value chains • Points of differentiation New Dow is Uniquely Positioned to Maximize Shareholder Value Through the Cycle

ENTERPRISE QUALITY CONSIDERATIONS

Segment	Packaging & Specialty Plastics	Industrial Intermediates & Infrastructure	Performance Materials & Coatings
2018 EBITDA (Form 10)(1)	$4.9B	$2.6B	$2.2B
Peers	**Polyethylene Peers** • ExxonMobil Chemicals (entire segment) • LyondellBasell Olefins & Polyolefins • Chevron Phillip Chemical • Borealis Polyolefins **Functional Polymers Peers** • Eastman A&FP • Arkema High Perf. Materials • Celanese Ind. Sp.	• Eastman • Huntsman • Covestro • LyondellBasell Intermediates & Derivatives segment • BASF	• Celanese Acetyl Chain (Industrial Specialties and Acetyl Intermediates segments) • Shin-Etsu Silicones segment • Momentive Formulated and Basic Silicones segment • Wacker Silicones segment • Arkema • Covestro Coatings, Adhesives, Specialties segment • Ashland • BASF

POINTS OF DISTINCTION

- Idiosyncratic levers – Wave 1 and 2 growth projects and cost synergies
- Resilience of the portfolio versus peers – product and process differentiation, feedstock flexibility, vertical integration, market/application participation
- Current margins below mid-cycle averages in our value chains
- Leading shareholder remuneration – target of ~65% of Op. Net Income across the cycle
- JV EBITDA in excess of equity earnings (~$900MM in 2018)
- Book Tangible Assets are ~$52B(2)

(1) Source: Dow Holdings Inc. Amendment #3 to the Form 10 filed on 2/12/2019.
(2) Book Tangible Assets defined as Total Assets ($66B) less Goodwill & Intangibles ($14B).

DOW

29

DOW’S INVESTMENT THESIS VS. PEERS Growth Levers Stability Corporate Cost Incremental Growth Cross-Cycle Capital Return Cost Synergy Savings Diversity Reductions Investments Resilience Framework

EXPANDING CONSUMER SOLUTIONS: GROWTH OPPORTUNITIES WITH SILICONE HYBRIDS Silicone + Polyethylene Silicone + Acrylics Sustainability Driver $100MM Key Growth Areas Addressing Personal Care Trends Silicone enables greater use revenue by Multiple Markets Superior film-forming resistance of recycled polyethylene 2023 75%                95% Enhanced long-lasting Applications Future Opportunities properties Improved rub-off resistance Water resistance $100MM revenue by Enhanced aesthetics 2025

COATINGS & PERFORMANCE MONOMERS: METAL PACKAGING



CANVERA™ Polyolefin Dispersion

A novel technology enabling replacement of BPA containing epoxy coatings in metal packaging

MARKET OPPORTUNITY

Mitigation of Materials of Concern	▶	Polyolefin Dispersion Technology	~30% SOM

MARKET DRIVERS



Process Optimization



CH3
HO
C
OH
CH3

Materials of Concern



Sustainability

HOW WE WILL GET THERE: INNOVATION & VALUE CHAIN

Innovation: Applying Bluewave™ technology delivering a novel technology class

Value Chain: Validation of the technology by brand owners, retailers and can makers

INNOVATION AWARDS:

Delivering value to various metal packaging types and closures



2-Piece Cans & Lid-Stock

- CANVERA 1110 and 1350 replace BPA epoxy coatings addressing growing pressure on exposure to Materials of Concern



3-Piece Cans

- CANVERA 3110 and 3141 provide a waterborne alternative to incumbent solventborne epoxy and polyester coatings

DOW
32

COATINGS & PERFORMANCE MONOMERS: GENERAL INDUSTRIAL

Waterborne Freight Container Coating

Low-VOC, reliable, and easy-to-use

MARKET OPPORTUNITY

Solventborne Coating ▶ Waterborne Coating	~80% VOC Reduction

MARKET DRIVERS


VOC reduction


Sustainability


Wellness

HOW WE WILL GET THERE: INNOVATION & VALUE CHAIN

Innovation: New innovation of differentiated technologies

Established Reputation: Reliable waterborne solution in the coating industry

Value Chain: Engagement with container manufacturers and owners

Technical Expertise: Quick response to the industry



Applying Dow Waterborne Solutions to Replace Solventborne System



Acrylic Technology

- Ease of application
- Excellent early water resistance and durability



AEH Technology

- Faster drying speed
- Broader application window

33

POLYURETHANES & CAV: COMFORTSCIENCE

Customized Solutions to Capture SleepTech Opportunity



MARKET OPPORTUNITY

Foundational Polyols	▶	ComfortScience Systems	3X
35% SOM[1] of 5B lbs.		10% SOM[(1)] of 2B lbs.	Unit Margin

MARKET DRIVERS



Emerging Markets



Health & Wellness Focus



Customization & Luxury

OUR VALUE CHAIN APPROACH

Market Listening: Digital insights to consumer preferences

Sleep Science Computer Modeling: Faster development and differentiation

SleepStudios: Increased value chain collaboration

Asset Revitalization: Investing in differentiated capabilities



Microclimate
Temperature, Humidity, Freshness
VORA Zzz™
AQUACHILL™
VISCO NEXT™
VORAGUARD™
VORALUX HT™
Sensation
Touch, Imprint, & Travel
Ergonomics
Elasticity, Durability, & Support
VORALUX™ HF

Consumer comfort drivers aligned to differentiated technologies

(1) Share of market

34

POLYURETHANES & CAV: INSULATIONSCIENCE

Sustainable Solutions to Deliver Fresh Food

MARKET OPPORTUNITY

MDI / Foundational Polyols ▶ Cold Chain Systems — **3X** Unit Margin

MARKET DRIVERS


Food Scarcity


Food Waste


Increasing Population


Sustainability

OUR VALUE CHAIN APPROACH

Predictive Intelligence: Advanced analytics for faster innovation

Innovation: Higher performing insulation technologies

Sustainability: New solutions with lower GHG impact

System House Expansions: Localized service drives growth



Continued leadership in Cold Chain industry



Low GWP Solutions

- Low global warming potential (GWP) blowing agent technology
- Exceed regulations



PASCAL™ Technology

- Vacuum-assisted-injection process
- 40% faster demolding time
- 5% improvement in thermal insulation

35

POLYURETHANES STRUCTURALSCIENCE & CAV: Durable, Easy-to-Use Infrastructure Solutions MARKET OPPORTUNITY MDI / Foundational Polyols PU Elastomer Systems 5X Unit Margin Delivering value to a range of innovative MARKET DRIVERS tailor-made infrastructure applications Ease of Application Durability Regulation Adhesives & Sealants Protective Coatings • VORAMERTM technology • TRAFFIDECKTM Waterproofing OUR VALUE CHAIN APPROACH for window adhesives and Anti-Slip surfacing systems Innovation: Technologies for high-value markets • Low VOC, low temp application Bolt-on M&A: Fill technology and channel gaps • Improved binding strength and thermal Value Chain: End-use specification of solutions insulation New System Houses: Expand pre-polymer, distillation capabilities

INDUSTRIAL OUR SOLUTIONS SOLUTIONS: IN ACTION SUSTAINABLE TEXTILES ECOFAST™ Pure Sustainable Textile Treatment Unique, brighter colors on cotton textiles while reducing water, energy, dye and chemical use Cotton Pretreated with ECOFAST™ Pure • Unique, brighter colors • Up to 90% fewer chemicals used • Up to 50% less water and dye Delivering Sustainable Solutions Untreated Cotton used in dying textiles Throughout the Value Chain • Improved energy efficiency

PACKAGING AND SPECIALTY PLASTICS:
MARKET-DRIVEN POLYETHYLENE SOLUTIONS ADDRESS CONSUMER PREFERENCES



Material Science
Process Research
Catalyst Research
Application Development
pack STUDIOS
Value Chain
Converter
Equipment Manufacturer
Brand Owner
Retailer
pacXPERT
R&D 100 Award Finalist Edison Award Winner

Dow Customers Depend on Assets, Innovation & Customer Intimacy

- **Assets**
  - Advantaged cost positions in Americas, Europe, Middle East
  - Industry-leading feedstock flexibility
  - Highest flexibility polymer technologies
  - State of the art catalyst & comonomer flexibility
- **Innovation**
  - Best-in-class material science capabilities
  - High throughput R&D
  - Functional Polymers represents ~25% of P&SP segment sales(1)
- **Customer Intimacy**
  - High-performance PE, adhesives, barrier, tie layer materials
  - Industry leading brands
  - Value chain intimacy

(1) Based on FY 2017 Pro Forma DowDuPont segment financials.

DOW
38

NEW DOW: A COMPELLING INVESTMENT OPPORTUNITY

Low-risk, profitable business growth – in our control Accelerated bottom-line growth with synergies & productivity	$2B to $3B	Near-Term EBITDA Upside vs. FY18
Path to sustainably higher ROIC across the cycle	>13%	ROIC Target Across the Cycle
Better earnings-to-cash flow conversion	~90%	EBITDA to CFFO Conv. Target
Attractive shareholder remuneration	~65%	~45% LT Dividend Payout Target Total Remun. Target: ~65% of Op. N.I.
Strong and flexible capital structure through the cycle	2.5x – 3.0x	Adj. Gross Debt to EBITDA Target Across the Cycle

All Squarely Focused on Maximizing Shareholder Value

DOW
39

THANK YOU

2017-TO-2018 EBITDA BRIDGE SHOWCASES OUR UNIQUE LEVERS

MULTIPLE LEVERS MORE THAN OFFSET HEADWINDS TO ENABLE US TO DELIVER 11% EBITDA GROWTH…



$8.2B
>$750MM
YoY savings
~$450MM
Contribution from ~1.3B lbs. incremental PE capacity add
~$200MM
Sadara eq. earnings up $80MM YoY
~$(750)MM
PE margin compression(2) (U.S.: ~4cpp EUR: ~10cpp APAC: ~11cpp)
~$(100)MM
Erosion of fly-up margin
~$(100)MM
Moderation of siloxanes pricing
~$450MM
Downstream silicones & PU systems growth; Functional Polymers differentiation
$9.1B
FY17 Op. EBITDA(1) (Form 10)
Cost Synergy Savings
Wave 1 USGC Investment Contributions
Equity Earnings
Polyethylene Chain Margin Compression
Isocyanates Margin Compression
Siloxanes Margin Compression
Core Business Growth
FY18 Op. EBITDA(1) (Form 10)

…AND WE ADVANCED FURTHER IMPROVEMENTS

- Delivered 6% volume growth
- Completed Wave 1 USGC investments; all assets are running at or above design rates
- Sadara passed its CRT in the first attempt; reduced equity losses
- Silicones growth synergy program completed ahead of schedule

(1) Source: Dow Holdings Inc. Amendment #3 to the Form 10 filed on 2/12/2019
(2) Year-over-year integrated PE cash margin change; Source: IHS-Markit

41

CHANGES WE WILL MAKE AT SPIN NEW DOW FINANCIALS VS. DWDP FINANCIALS Shift to Operating EBIT as primary profit metric Add-in Dow standalone Corporate expense Shift to market-based internal transfers Incorporate arms-length contracts with DuPont & Corteva

FINANCIAL BRIDGE: DWDP TO NEW DOW FORM 10 (POST-SPIN DOW BASIS)

	Performance Materials & Coatings		Industrial Intermediates & Infrastructure		Packaging & Specialty Plastics		Corporate		Total	
	FY17	FY18	FY17	FY18	FY17	FY18	FY17	FY18	FY17	FY18
MatCo Op. EBITDA (DWDP Basis)	$1.8B	$2.2B	$2.3B	$2.5B	$4.7B	$4.9B	N/A	N/A	$8.8B	$9.6B
Adjustments(1) (Form 10)	$ -	$ -	$ -	$0.1B	$0.1B	$ -	N/A	N/A	$0.1B	$0.1B
Pro Forma Op. EBITDA (Form 10)	$1.8B	$2.2B	$2.3B	$2.6B	$4.8B	$4.9B	$(0.7)B	$(0.6)B	$8.2B	$9.1B
Pro Forma D&A (Form 10)	$(0.9)B	$(0.9)B	$(0.6)B	$(0.7)B	$(1.1)B	$(1.2)B	$(0.1)B	$(0.1)B	$(2.7)B	$(2.9)B
Pro Forma Op. EBIT(2) (Form 10)	$0.9B	$1.3B	$1.7B	$1.9B	$3.7B	$3.7B	$(0.8)B	$(0.7)B	$5.5B	$6.2B
Adjustment for market-based internal transfers (estimates)	N/A	N/A	$(0.15) - $(0.2)B	$(0.09) - $(0.12)B	$0.15 - $0.2B	$0.09 - $0.12B	N/A	N/A	$ -	$ -

Corporate Op. EBIT will be ~$(325)MM/year in FY19

Source: Dow Holdings Inc. Amendment #3 to the Form 10 filed on 2/12/2019

(1) FY17 P&SP adjustment to reflect intercompany sales between heritage DuPont Ethylene and Ethylene Co-Polymer business as trade sales; FY18 II&I adjustment to reflect portfolio changes affiliated with the Telone business.

(2) Dow will support DowDuPont and Corteva through various manufacturing, supply and service related agreements having a net impact of $135-$150 MM on Sales and $65-$85 MM on EBIT. These agreements have not been finalized and are not reflected in the above Pro Forma financials. The plan is for these agreements to be executed immediately prior to distribution date.

DOW

43

2019 MODELING CONSIDERATIONS – INCOME STATEMENT ITEMS

TAILWINDS VS. FY 2018

- **Wave 1 incremental USGC capacity** contribution (~600 kta vs. 2018)
- **Cost synergy savings and stranded cost removal** (~$800MM) – ~75% will be realized in 2019
- **Reduced pension expense** (~$130MM) – higher rates
- **Lower interest expense** (~$100MM) – de-levering to target capital structure

HEADWINDS VS. FY 2018

- **Higher turnaround costs** (~$150MM)
- **Currency headwind** (~$150MM)
- **Siloxane headwind** ($200MM - $300MM)
- **Absence of isocyanates fly-up** (~$200MM)
- **Integrated polyethylene margin compression** moderated by Dow advantages – feedstock flexibility, differentiation and chain integration

FY 2019 – New Dow Basis	
Corporate Op. EBIT	**~$(325)MM**
D&A	**~$2.8B**
Net Income attributable to non-controlling interests *(reduction to net income)*	**$30MM – $40MM**
Operational tax rate	**20% – 23%**
Net interest expense *(net of Interest Income, which is reported in Sundry Income/Expense line)*	**$900MM – $925MM**

44

WAVE 1 INCREMENTAL CONTRIBUTION

Packaging & Specialty Plastics

Project	Capacity	First Full Quarter of Contribution
Gas-Phase Debottleneck	75 KTA	1Q17
ELITE Solution PE	400 KTA	4Q17
Next-Gen LDPE	350 KTA	2Q18
NORDEL EPDM	200 KTA	3Q18
Bi-Modal Debottleneck	125 KTA	1Q19
High Melt Index Elastomers	320 KTA	1Q19

Incremental contribution in FY 2018 of ~650 KTA (~1.3B lbs. at 90% op rate) (4Q17–3Q18)

Incremental contribution in FY 2019 of ~600 KTA (~1.3B lbs. at 90% op rate) (2Q18–1Q19)

DOW

45

WAVE 2 INCREMENTAL ADDS TO BE EXECUTED WITHIN CAPEX ≤ D&A

Segment	Project	Capacity	Est. Timing of Contribution	
P&SP	TX-9 Ethylene Expansion	500 KTA	1Q20	*Timed with MEGlobal startup*
P&SP	USGC Solution PE	600 KTA	2H22	*Incremental contribution of 1,400 KTA (~2.8B lbs. at 90% operating rate)*
P&SP	Western Europe PE	450 KTA	1H22	
P&SP	Global debottlenecks	350 KTA	Next 3-4 years	
P&SP	Sabine Ethylene Co-Polymers	not disclosed	In phases, starting in 1H20	
P&SP	Univation catalyst expansions	not disclosed	1H20	
PM&C (Silicones)	U.S. hydroxyl functional siloxane polymer plant	Increases Dow's polymer capacity in the Americas by 65%	1H21	
PM&C (Silicones)	China specialty resin plant	incremental	1H21	
PM&C (Silicones)	Siloxane debottlenecks	not disclosed	2019-2021	
II&I (EO Derivs)	Global glycol ethers expansions	Doubles current capacity	Next several years	
II&I (EO Derivs)	USGC flexible alkoxylation	not disclosed	1H20	

DOW

46

4Q18 RESULTS HIGHLIGHT OUR RESILIENCE VS. PEERS(1) Week-by-Week Order Book Progression in Dec-2018 EBITDA Growth (4Q18 vs. 4Q17) Order postponements reflected oY significant reduction in buying DWDP MatCo Above-peer resilience -12% Y activity at end of 4Q18 growth Indicative volume 0% Peer 1 -18% Peer 2 -24% Week of Week of Week of Peer 3 -26% Dec 10 Dec 17 Dec 24 Peer 4 -30% • Key de-stocking driver was the global oil price decline, culminating with significant slow-down in back-half of Peer 5 -35% December • Dow’s order book showed a significant deceleration in Peer 6 -58% customers’ buying patterns in the last two weeks of December Source: DowDuPont’s Materials Science Division as reported in the 2018 10-K, filed on 2/11/2019; Company reports, FactSet; peers include: 47 BASF, Covestro, Eastman, Huntsman LyondellBasell, and Wacker (1) BASF and Covestro EBITDA estimated based on pre-announcement in December 2018

SAFE HARBOR STATEMENTS Cautionary Statement about Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance, financial condition, and other matters, and often contain words such as “believe,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “seek,” “should,” “strategy,” “will,” “will be,” “will continue,” “will likely result,” “would,” “target” and similar expressions, and variations or negatives of these words. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Forward-looking statements include, but are not limited to, expectations as to future sales of Dow’s products; the ability to protect Dow’s intellectual property in the United States and abroad; estimates regarding Dow’s capital requirements and need for and availability of financing; estimates of Dow’s expenses, future revenues and profitability; estimates of the size of the markets for Dow’s products and services and Dow’s ability to compete in such markets; expectations related to the rate and degree of market acceptance of Dow’s products; the outcome of certain Dow contingencies, such as litigation and environmental matters; estimates of the success of competing technologies that may become available and expectations regarding the separations and distributions and the benefits and costs associated with each of the foregoing. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements are based on certain assumptions and expectations of future events which may not be realized and speak only as of the date the statements were made. In addition, forward-looking statements also involve risks, uncertainties and other factors that are beyond Dow’s control that could cause Dow’s actual results to differ materially from those projected, anticipated or implied in the forward-looking statements. These factors include, but are not limited to: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect, defend and enforce Dow’s intellectual property rights; increased competition; changes in relationships with Dow’s significant customers and suppliers; unanticipated expenses such as litigation or legal settlement expenses; unanticipated business disruptions; Dow’s ability to predict, identify and interpret changes in consumer preferences and demand; Dow’s ability to realize the expected benefits of the separations and distributions; Dow’s ability to complete proposed divestitures or acquisitions; Dow’s ability to realize the expected benefits of acquisitions if they are completed; the availability of financing to Dow in the future and the terms and conditions of such financing; and disruptions in Dow’s information technology networks and systems. Additionally, there may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business. DowDuPont, Inc. (“DowDuPont”), Dow’s current parent, is engaged in a series of reorganization and realignment steps to realign its businesses so that the assets and liabilities aligned with the materials science business will be held by legal entities that will ultimately be subsidiaries of Dow Inc. (“Dow”) and the assets and liabilities aligned with the agriculture business will be held by legal entities that will ultimately be subsidiaries of Corteva Inc. (“Corteva”). Following this realignment, DowDuPont expects to distribute its materials science and agriculture businesses through two separate U.S. federal tax-free spin-offs in which DowDuPont stockholders, at the time of such spin-offs, will receive pro rata dividends of the shares of the capital stock of Dow and of Corteva, as applicable (the “distributions”). DowDuPont (after the separations and distributions referred to as “DuPont”).    Risks related to the separations and distributions and to achieving the anticipated benefits thereof include, but are not limited to, a number of conditions which could delay, prevent or otherwise adversely affect the separations and distributions including risks outside the control of Dow including risks related to (i) our inability to achieve some or all of the benefits that we expect to receive from the separations and distributions, (ii) certain tax risks associated with the separations and distributions, (iii) our inability to make necessary changes to operate as a stand-alone company following the separations and distributions, (iv) the failure of our pro forma financial information to be a reliable indicator of our future results, (v) our inability to enjoy the same benefits of diversity, leverage and market reputation that we enjoyed as a combined company, (vi) restrictions under the intellectual property cross-license agreements, (vii) our inability to receive third-party consents required under the separation agreement, (viii) our customers, suppliers and others’ perception of our financial stability on a stand-alone basis, (ix) non-compete restrictions under the separation agreement, (x) receipt of less favorable terms in the commercial agreements we will enter into with DuPont and Corteva than we would have received from an unaffiliated third party and (xi) our indemnification of DuPont and/or Corteva for certain liabilities. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. For a more detailed discussion of Dow’s risks and uncertainties, see the “Risk Factors” contained in Dow’s registration statement on Form 10, as amended, filed with the Securities and Exchange Commission. 48

SAFE HARBOR STATEMENTS (CONTINUED) Cautionary Statement about Forward-Looking Statements, continued Non-GAAP Financial Measures This presentation includes information that does not conform to U.S. GAAP and are considered non-GAAP measures. Dow’s management believes that these non-GAAP measures best reflect the ongoing performance of Dow during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of Dow and a more useful comparison of year- over-year results. These non-GAAP measures supplement Dow’s U.S. GAAP disclosures and should not be viewed as an alternative to U.S. GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. This data should be read in conjunction with Dow’s registration statement on Form 10, as amended, filed with the Securities and Exchange Commission. Dow does not provide forward-looking U.S. GAAP financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis because Dow is not able to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses and potential future asset impairments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP results for the guidance period. Unaudited Pro Forma Financial Information In order to provide the most meaningful comparison of results of operations and results by segment, supplemental unaudited pro forma financial information is provided. The unaudited pro forma financial information has been developed by applying adjustments to the historical consolidated financial statements and accompanying notes of both The Dow Chemical Company (“Historical Dow”) and E. I. du Pont de Nemours & Company (“Historical DuPont”) and has been prepared to illustrate the effects of the merger of Historical Dow and Historical DuPont (the “Merger”) with subsidiaries of DowDuPont, assuming the Merger had been consummated on January 1, 2016. The results for the twelve and three months ended December 31, 2018 and three months ended December 31, 2017, are presented on a U.S. GAAP basis. For all other periods presented, adjustments have been made for (1) the purchase accounting impact, (2) accounting policy alignment, (3) eliminate the effect of events that are directly attributable to the Agreement and Plan of Merger, dated as of December 11, 2015, as amended on March 31, 2017 (e.g., one-time transaction costs), (4) eliminate the impact of transactions between Historical Dow and Historical DuPont, and (5) eliminate the effect of consummated divestitures agreed to with certain regulatory agencies as a condition of approval for the Merger. All pro forma adjustments and the assumptions underlying the pro forma adjustments are further described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed consolidated financial information. The unaudited pro forma financial information was based on and should be read in conjunction with the separate historical financial statements and accompanying notes contained in each of the Historical Dow and Historical DuPont Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K for the applicable periods. The pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma adjustments reflected herein are preliminary and based upon available information and certain assumptions that DowDuPont believes are reasonable under the circumstances. The unaudited pro forma financial information has been presented for informational purposes only and is not necessarily indicative of what DowDuPont’s results of operations actually would have been had the Merger been completed as of January 1, 2016, nor is it indicative of the future operating results of DowDuPont. The unaudited pro forma financial information does not reflect any cost or growth synergies that DowDuPont may achieve as a result of the Merger, future costs to combine the operations of Historical Dow and Historical DuPont or the costs necessary to achieve any cost or growth synergies. Segment Disclaimer Discussion of segment revenue, operating EBITDA and price/volume metrics on a divisional basis for the Materials Science business of DowDuPont is based on the combined results of the Performance Materials & Coatings, Industrial & Infrastructure, and Packaging & Specialty Plastics segments of DowDuPont. Segment disclosure has been presented in this manner for informational purposes only and should not be viewed as an indication of each division’s current or future operating results on a standalone basis assuming completion of the separation of Dow from DowDuPont. Trademarks The Dow Diamond, logo and all products, unless otherwise noted, denoted with ™, â„ or ® are trademarks, service marks or registered trademarks of The Dow Chemical Company or its respective subsidiaries or affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this communication may appear without the ™, â„ or ® symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks, service marks and trade names. This presentation may also contain trademarks, service marks and trade names of certain third parties, which are the property of their respective owners. Our use or display of third parties’ trademarks, service marks, trade names or products in this communication is not intended to, and should not be read to, imply a relationship with or endorsement or sponsorship of us.

NON-GAAP RECONCILIATION Reconciliation of Pro Forma Income Before Income Taxes to Pro Forma Operating EBIT and Pro Forma Operating EBITDA In millions 2018 2017 Pro Forma Income Before Income Taxes $                3,868 $                1,342 + Interest expense and amortization of debt discount                1,062                 915 —Interest income                79                68 Pro Forma EBIT $                4,851 $                2,189 —Significant Items                (1,326)                (3,372) Pro Forma Operating EBIT $                6,177 $                5,561 + Depreciation and amortization                2,933                2,684 Pro Forma Operating EBITDA $                9,110 $                8,245 Source: Dow Holdings Inc Third Amendment to Form 10 filed on 2/12/19 Operating EBITDA Margin Reconciliation In millions 2018 2017 Change Net Sales    Performance Materials & Coatings $                9,575 $                8,768    Industrial Intermediates & Infrastructure                15,116                12,640     Packaging & Specialty Plastics                24,096                22,392    Total DWDP Materials Science Division Net Sales $                48,787 $                43,800 $                4,987 Operating EBITDA    Performance Materials & Coatings $                2,170 $                1,774    Industrial Intermediates & Infrastructure                2,543                2,282     Packaging & Specialty Plastics                4,926                4,698    Total DWDP Materials Science Division Operating EBITDA $                9,639 $                8,754 $                885 Operating EBITDA Margin 19.76% 19.99% -0.23% Source: DowDuPont Inc 2018 Annual Report on Form 10-K filed on 2/11/19.

GENERAL COMMENTS & DEFINITIONS General Comments Unless otherwise specified, all financial measures in this presentation, where applicable, exclude significant items. Discussion of results for DowDuPont’s Materials Science Division is based on the combined reported results of the Performance Materials & Coatings segment, the Industrial Intermediates & Infrastructure segment and the Packaging & Specialty Plastics segment. Preliminary, unaudited pro forma financial information for 2017 and 2018 was prepared in accordance with Article 11 of Regulation S-X. For further information, please refer to Amendment No 3 to the Form 10 filed by Dow Holdings Inc. on February 12, 2019. Unaudited, pro forma financial information does not reflect the financial impact of agreements to be executed between Dow and DowDuPont and Corteva for manufacturing, supply and service-related agreements as the agreements have not been finalized. Pro forma financial information will be updated in April to reflect this impact. The current estimate of this impact is $135—$150MM on sales and $65—$85MM on EBIT. Definitions Pro Forma Operating EBIT is defined as pro forma earnings (i.e., pro forma “income from continuing operations before income taxes”) before interest, excluding the impact of pro forma significant items. Pro forma Operating EBITDA is defined as pro forma earnings (i.e., pro forma “income from continuing operations before income taxes”) before interest, depreciation and amortization, excluding the impact of pro forma significant items Operating EBITDA is defined as earnings (i.e. “Income (Loss) from continuing operations before taxes) before interest, depreciation, amortization, and foreign exchange gains (losses), excluding the impact of significant items Operating EBITDA Margin is defined as Operating EBITDA, divided by Net Sales Operating Net Income is defined as Net Income Available for Common Stockholders, excluding the impact of Significant Items Free Cash Flow is defined as Cash Flow From Operations Less Capital Expenditures Cash Flow Conversion or EBITDA-to-CFFO is defined as Cash Flow From Operations, divided by Operating EBITDA Operating Return on Invested Capital (ROIC) is defined as Net Operating Profit After Tax (NOPAT), divided by Net Capital. NOPAT is defined as EBIT + Interest Income + Capitalized Interest – Income Taxes, adjusted to exclude significant items. Net Capital is defined as the average invested capital (equity plus debt) Dividend Payout Ratio is defined as Dividends Paid to Shareholders, divided by Op. Net Income Dividend Yield is defined as the per-share dividend paid to shareholders, divided by the per-share stock price Net Debt is defined as Total Long Term Debt plus Long Term Debt due within one year, minus Cash and Cash Equivalents and Marketable Securities Net Working Capital is defined as Trade Accounts Receivable plus Inventory, minus Trade Accounts Payable